TAXES - Schedule of Deferred Income Tax Assets and Liabilities (Detail) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Analysis of income and expense [abstract]
Non-capital loss carryforwards	$ 262,419	$ 236,883
Scientific Research Experimental Development ("SRED") credits	5,635	5,635
Share issuance cost	3,579	3,579
Excess carry value of capital assets over book	3,570	3,474
Total tax assets	$ 275,203	$ 249,571